SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒              No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

    (5)                 Total fee paid: N/A

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

Ashland Inc., a Delaware corporation (“Ashland”), will hold its Virtual Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, January 24, 2023, at 10:30 a.m. (EST). The Annual Meeting will be held online via live webcast for the purposes listed below:

Where:	Via a live webcast at www.proxydocs.com/ASH There is no physical location for the Annual Meeting

Items of Business:	(1)

Election of the 9 director nominees named in the accompanying Proxy Statement for one-year terms expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified;

	(2)	To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2023;

(3)

To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;

	(4)	To determine whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two, or three years; and

	(5)	To consider any other business properly brought before the Annual Meeting

Who Can Vote:	Only stockholders of record at the close of business on December 1, 2022 are entitled to vote at the Annual Meeting or any adjournment of that Annual Meeting.

You can vote in one of several ways:

Visit the website listed on your proxy card or Notice of Internet Availability of Proxy Materials to vote VIA THE INTERNET

Call the telephone number specified on your proxy card or visit the website on the Notice of Internet Availability of Proxy Materials to vote BY TELEPHONE

If you received paper copies of your proxy materials in the mail, sign, date and return your proxy card in the enclosed envelope provided to vote BY MAIL

If you are a participant in the Ashland Employee Savings Plan (the “Employee Savings Plan”), the Ashland Union Employee Savings Plan (the “Union Plan”) or the International Specialty Products Inc. 401(k) Plan (the “ISP Plan”), your vote will constitute voting instructions to Fidelity Management Trust Company, who serves as trustee of the Plans (the “Trustee”), for the shares held in your account.

If you are a participant in the Employee Savings Plan, the Union Plan or the ISP Plan, then our proxy tabulator, Mediant Communications or its agent, must receive all voting instructions, whether given by telephone, over the Internet or by mail, before 5:00 p.m. (EST) on Friday, January 20, 2023

By Order of the Board of Directors,

YVONNE WINKLER VON MOHRENFELS
Senior Vice President, General Counsel and Secretary

Wilmington, Delaware

December 9, 2022

EXPLANATORY NOTE

This Proxy Statement Supplement (the “Supplement”) is being filed to supplement the Definitive Proxy Statement of Ashland Inc. (the “Company”) for its 2023 Annual Meeting of Stockholders to be held on January 24, 2023 (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2022, in order to add an additional Proposal to the original Proxy Statement.

The additional Proposal was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC. This Supplement amends and supplements the original Proxy Statement of the Company to, (i) add a new Proposal Four to the Proxy Statement that provides for a non-binding advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (referred to herein as the “Say on Pay Frequency Proposal” or “Proposal Four”). Other than the addition of this Proposal Four to the Proxy Statement, Proxy Card, and the accompanying Updated Notice of the Annual Meeting that adds the Proposal Four, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

If you have previously submitted voting instructions with respect to Proposals One, Two, and/or Three, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals One, Two, and/or Three will result in the shares being voted on those matters and provided in the paragraph directly below, and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

This Supplement relates to the new Proposal Four to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was filed with the SEC on December 6, 2022. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

VOTING INSTRUCTIONS

Information contained in this Supplement relates to Proposal Four that will be presented to stockholders at the Annual Meeting. Information regarding Proposals One, Two, and Three will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on December 6, 2022.

We strongly encourage you to read this Supplement and to also vote on Proposal Four. Please sign and return the revised proxy card in order to include your vote on the Say on Pay Frequency Proposal. In order to vote on the Say on Pay Frequency Proposal, you must submit a vote on Proposal Four and sign and return the revised proxy card, or attend the Annual Meeting and vote in person.

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders entitled to vote at the Annual Meeting who attend the Annual Meeting may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted: (1) FOR the election of the directors nominated by the Board of Directors; (2) FOR the ratification of EY as Ashland’s independent registered public accountants for fiscal year 2023; (3) FOR the approval, on a non-binding advisory basis, of the compensation paid to Ashland’s named executive officers; and (4) FOR the approval, on a non-binding advisory basis, of holding a stockholder vote on compensation of the named executive officers every one year.

PROPOSAL FOUR – FREQUENCY OF NON-BINDING ADVISORY STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, the stockholders of Ashland are also entitled to vote at the Annual Meeting on whether the non-binding advisory stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal Three of this proxy statement) should occur every one, two or three years. Ashland’s stockholders voted on a similar proposal at our annual meeting on January 26, 2017.

The stockholder vote on the frequency of the non-binding advisory stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on Ashland or its Board.

Ashland’s Board has determined that an advisory stockholder vote on executive compensation every year is the best approach for Ashland and its stockholders for a number of reasons, including that it provides a consistent and clear communication channel for stockholder opinions about our executive compensation programs.

The advisory vote regarding the frequency of the stockholder vote described in this Proposal Four shall be determined by a plurality of the votes cast. Stockholders may indicate whether they would prefer an advisory vote on executive compensation every one, two or three years. The frequency of one year, two years or three years that receives the highest number of votes cast will be deemed by us as the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions will not be counted as either votes cast for or against the proposal.

If no voting specification is made on a properly returned or voted proxy card, Guillermo Novo or Yvonne Winkler von Mohrenfels (proxies named on the proxy card) will vote to conduct the advisory vote on executive compensation EVERY YEAR.

The Board of Directors unanimously recommends a vote of ONE YEAR for the frequency of future non-binding, advisory stockholder votes on the compensation paid to named executive officers.

OTHER MATTERS

As of the date of this Proxy Supplement, Ashland does not know of any business to be presented for consideration at the Annual Meeting, other than the items referred to in this Proxy Statement and this Proxy Supplement. In the event that any additional matter is properly brought before the meeting for stockholder action, properly voted proxies will be voted in accordance with the judgment of the named proxies.

Your vote is very important no matter how many shares you own. You are urged to read this Proxy Statement carefully and, whether or not you plan to attend the Annual Meeting, to promptly submit a proxy: (1) by telephone or over the Internet following the instructions on the Notice or proxy card or (2) by signing, dating and returning your proxy card.

If you have any questions or require any assistance with voting your shares, please contact Ashland’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders may call toll free: (866) 796-7184

Banks and Brokers may call: (212) 269-5550

Your cooperation in giving this matter your prompt attention is appreciated.

YVONNE WINKLER VON MOHRENFELS Senior Vice President, General Counsel and Secretary

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/ASH • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-390-5364 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH

Ashland Inc.

Annual Meeting of Stockholders

For Stockholders of record as of December 01, 2022

TIME:	Tuesday, January 24, 2023 10:30 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASH for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Guillermo Novo and Yvonne Winkler von Mohrenfels (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ashland Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 P.M., Eastern Time, January 20, 2023, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Ashland Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	The election of 9 director nominees
		FOR	WITHHOLD
	1.01 Steven D. Bishop	☐	☐			FOR

	1.02 Brendan M. Cummins	☐	☐			FOR

	1.03 Suzan F. Harrison	☐	☐			FOR

	1.04 Jay V. Ihlenfeld	☐	☐			FOR

	1.05 Wetteny Joseph	☐	☐			FOR

	1.06 Susan L. Main	☐	☐			FOR

	1.07 Guillermo Novo	☐	☐			FOR

	1.08 Jerome A. Peribere	☐	☐			FOR

	1.09 Janice J. Teal	☐	☐			FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as independent registered public accountants for fiscal 2023;	☐	☐	☐		FOR

3.	To vote upon a non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN
4.	The stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and	☐	☐	☐	☐	1 YEAR

5.	The transaction of such other business as may properly come before the meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASH

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date	Signature (if held jointly) Date